                                                                    EXHIBIT 10.7

                                LEASE AGREEMENT
                                ---------------

     THIS AGREEMENT, (hereinafter called "Lease"), dated      4-5     , 1995 by
                                                         -------------
and between Pickering Acquisition Associates (hereinafter called "Landlord") and Futronix Corporation, a Texas Corporation (hereinafter called "Tenant").

     1.   (a)  The Leased Premises.  Landlord hereby demises and leases unto
               -------------------
Tenant and Tenant does lease and take from Landlord, that certain portion of the industrial building known as Building 73 (the "Building") located at 216 Philips Road consisting of approximately 25,100 square feet, with the improvements erected thereon, situated in the Pickering Creek Industrial Park complex in Uwchlan Township, Chester County, Pennsylvania and more particularly described in the floor plan attached hereto and made a part hereof as Exhibit A (the "Leased Premises"), upon the terms, conditions and provisions hereinafter set forth.

          (b)  Term.  The initial term of this Lease shall commence upon
               ----
occupancy of the Leased Premises by Tenant and shall continue for three (3) years, terminating at midnight of the last day of the calendar month in which the first anniversary of the commencement date occurs except as provided for herein, provided, however, that Tenant shall not be obligated to commence paying the annual fixed rent as provided for herein until May 1, 1995, notwithstanding paragraph 2a. Unless otherwise indicated, the word "Term" shall refer to the stated term of this Lease, as extended, renewed, or earlier terminated in accordance with the terms hereof.

          (c)  Other Defined Terms.  Each reference in this Lease to any of the
               -------------------
following terms shall be construed to incorporate the following data stated opposite each item.

               (1)    Tenant's Uses.  Tenant may use the Leased Premises only
                      -------------
for the purpose of receiving, storing, shipping and selling (but limited to wholesale sales) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto, as well as light manufacturing; provided however that Tenant may not conduct any dangerous, hazardous, noxious or offensive uses. Tenant shall first obtain all governmental permits and licenses at its sole cost and expense as may be required for Tenant's use and occupancy of the Leased Premises; and Tenant at all times shall promptly comply with all laws, ordinances, orders and regulations affecting the Leased Premises and their cleanliness, safety, occupation, operation and use including without limitation Uwchlan Township building and fire codes, Pennsylvania Department of Labor and Industry codes and the Americans with Disabilities Act (the "ADA"). Landlord covenants and agrees that the Improvements (as hereafter defined) when completed will comply with the applicable provisions of the ADA based upon the review and approval of the Tenant Improvement Plan (as hereafter defined) by the Pennsylvania Department of Labor and Industry and further based upon Tenant's representation and warranty hereby made to Landlord that none of Tenant's employees is under any disability or requires any special accommodations covered by the ADA. Tenant agrees to be solely liable for complying with any requirements of the ADA applicable to the Leased Premises from and after

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the commencement of the Term of this Lease not arising out of Landlord's failure to comply with the foregoing covenant. Tenant shall not do or permit anything to be done in or about the Leased Premises or bring or keep anything in the Leased Premises that will in any way increase the existing rated insurance premium or cause suspension or termination of the fire insurance or any other insurance upon the Leased Premises. Tenant will not perform any act or carry on any practices that may injure or damage the Leased Premises or be a nuisance or menace to tenants of adjoining premises. Tenant shall not permit open storage on the Leased Premises detrimental to the appearance of a garden-type industrial development and without Landlord's prior written consent. Tenant shall require loading and unloading and parking of cars for employees, customers and visitors, in connection with Tenant's business, to be done so far as practical on the premises and not on adjacent streets.

     (2) Tenant shall not, at any time, permit or cause any Contamination (as hereafter defined) of the Leased Premises or any part of Landlord's property underlying or adjoining the Leased Premises. For purposes hereof, "Contamination" shall mean the uncontained presence of any hazardous wastes or substances as defined in or as may require remediation under any applicable law, ordinance or regulation. Tenant shall, prior to vacating the Leased Premises and/or upon any termination of this Lease, secure and deliver to Landlord a certification executed by an authorized officer of Tenant ("Tenant's Environmental Certification") which shall state that (i) Tenant, it's employees, agents and invitees did not permit or cause any contamination to or of the Leased Premises, Building or surrounding land during occupancy of the Leased Premises by Tenant, (ii) Tenant has properly removed and/or disposed of any chemicals, solvents or other substances used at the Leased Premises and (iii) the Leased Premises is free of Contamination. Tenant shall be solely responsible at Tenant's sole cost and expense, for any required remediation or clean up of any Contamination caused, used, generated, treated or disposed of by Tenant in violation of any applicable laws, ordinances or regulations, and shall cause the same to be commenced immediately upon discovery or receipt of any notification of the existence thereof and shall thereafter diligently pursue the same until completed in accordance with applicable laws. Tenants obligation to pay fixed rent, additional rent and all other sums due under this Lease shall continue until Tenant has provided Tenant's environmental certification to Landlord, notwithstanding that Tenant's right of occupancy of the Leased Premises may have ended, and shall also continue during the period of any remediation or clean up required as a result of Tenant's activities at the Leased Premises, notwithstanding that the Leased Premises may be untenable on account of such remediation or clean up. Tenant shall fully indemnify and hold harmless Landlord and its officers, directors, agents and employees from and against any and all costs, expenses, claims, liabilities and charges, including penalties and/or judgments and/or awards which Landlord may incur, suffer or be exposed to as a result of Tenant's breach or failure to comply with this paragraph 1 (c) (2) or otherwise caused by Tenant's use and/or occupancy of the premises.

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                 (3)  Landlord's Address:
                      -------------------

                      200 Philips Road, Exton, PA 19341-1326

                 (4)  Tenant's Address at Leased Premises:
                      ------------------------------------

                      216 Philips Road
                      Exton, PA 19341

                 (5)  Tenant's Address at Home Office:
                      --------------------------------

                      12614 Hempstead Highway
                      Houston, Texas 77092-4527

                 (6)  Liability Insurance Amounts:
                      ----------------------------

                      Bodily injury: single limit $1,000,000.00
                      Property damage: single limit $1,000,000.00

                 (7)  Scheduled Occupancy Date:
                      -------------------------

                      May 1, 1995

          (d)    Attachments to Lease.  The following exhibits are attached to
                 --------------------
this Lease and are incorporated herein by reference and are to be construed as part of this Lease:

                 Addendum to Lease Agreement
                 Description of Premises - Exhibit A
                 Protective Restrictions - Exhibit B
                 Tenant Improvement Plan - Exhibit C

     2.   (a)    Annual Fixed Rate and Adjustment Thereto.  Tenant agrees to pay
                 ----------------------------------------
Landlord an annual rental in the amount of One Hundred Four Thousand Four Hundred Dollars ($104,400) in equal monthly installments of Eighty Seven Hundred Dollars ($8,700) in advance on the first day of each and every calendar month included within the initial Term of this Lease except as provided for in the Addendum. If the term hereof does not commence on the first day of a calendar month, such rent shall be apportioned. Any monthly installments of rent not paid within ten (10) days of the due date shall be subject to a late charge of five percent (5%) per month. All other rent, additional rent and all other payments becoming due hereunder shall bear interest at the rate of twelve percent (12%) per annum from and after the first calendar day following the date when the same shall become due and payable.

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

          (b)    Security Deposit.  Tenant shall, upon execution of this Lease,
                 ----------------
deposit with Landlord as security for the performance of all of the terms, covenants and conditions of this Lease the sum of Ten Thousand Dollars ($10,000). Such sum shall be retained by Landlord until the expiration of the initial term, or any renewal thereof, provided that Tenant shall have complied with all of the terms, covenants and conditions hereof. In the event of any default by Tenant, so much of said deposit as may be necessary to cure such default may be retained by Landlord, and the balance, if any, shall be returned to Tenant within thirty (30) days after the expiration of the initial term or any renewal thereof. It is understood that said deposit is not to be construed as the last rental payment due under this Lease.

     3.   Subordination.  This Lease shall be subject and subordinate at all
          -------------
times to all ground and underlying leases which now exist or may hereafter be executed affecting the Leased Premises, and to the lien of any mortgages in any amount or amounts whatsoever now or hereafter placed on or against the land and Building or either thereof, or on Landlord's interest or estate therein, or portion thereof, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instrument on the part of Tenant to effectuate such subordination; provided however, that so long as Tenant is not in default, the terms of this Lease shall not be affected by termination proceedings in respect to such ground or underlying lease or foreclosure or other proceedings under such mortgages, Tenant hereby agreeing, at the written request of the Landlord under such ground or underlying lease or mortgagee or purchaser of the mortgaged premises in such foreclosure or other proceedings to attorn to such Landlord or to such mortgagee or purchaser, or upon request by such Landlord, mortgagee or purchaser, to enter into a new Lease for the balance of the Lease Term upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant shall execute and deliver, upon demand, such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages as may be required to Landlord.

     4.   Additional Rent.  Tenant shall pay as additional rent, its pro rata
          ---------------
share of all real estate taxes, public utility assessments and insurance costs with respect to the Leased Premises.

          (a)    Payment of Real Estate Taxes.  Tenant shall pay to the Landlord
                 ----------------------------
its pro rata share of all real estate taxes and special or betterment assessments, levied or assessed upon the Leased Premises for all tax periods wholly included in the Term, and the corresponding fraction of the real estate taxes assessed for any fraction of a tax period in the Term at the beginning or end. The expression "real estate taxes" as used herein shall mean all real property taxes imposed on the Leased Premises and any other taxes as may be levied in lieu of or in substitution for or supplementary to such taxes, but shall not include any income, excess profits, estate, inheritance, succession, transfer, franchise, capital or other tax or assessment upon Landlord or upon the rents payable under the Lease, all of which shall be the obligation of the Landlord. Landlord shall bill Tenant and shall submit to Tenant copies of the real estate tax bills for each tax period. Such tax payments shall be made not later than thirty (30) days after the Landlord presents the bills to Tenant. If Landlord is required by his mortgage lender to escrow taxes, Tenant shall pay the opening escrow balance and monthly escrow payments as adjusted from time to time. Landlord is not required to escrow taxes as of the date of this Lease. Landlord must provide Tenant with the calculations of the opening escrow balance and the basis for the monthly escrow payments as they pertain to the Leased Premises.

          (b)    Utilities.  Landlord shall not be required to furnish any
                 ---------
utilities to the Leased Premises, including but not limited to heat, water, sewer, power, telephone or other communication service, gas or electric, and shall not be liable for any failure of supply of any such utility service. Tenant shall pay all charges, costs and fees for said utilities and shall indemnify Landlord against any liability or damages on such account. Tenant has the full responsibility of maintaining and replacing the heating/air conditioning system.

          (c)    Evidence of Payment and Right of Tenant to Contest Assessment.
                 -------------------------------------------------------------
Tenant shall promptly furnish Landlord with appropriate evidence of each tax and assessment payment by Tenant to public authority. Tenant may bring appropriate proceedings in the name of Landlord or Tenant or both, to contest the validity or amount of any taxes or assessments, or to recover payments therefore, and agrees to save Landlord harmless from all damages and costs and expenses in connection therewith. Landlord shall cooperate with Tenant with respect to the proceedings so far as reasonably necessary. Tenant shall be entitled to amounts recovered to the extent that such funds are refunds or reimbursements of payments made by Tenant.

          (d)    Insurance Responsibility.  Upon request by Landlord, Tenant
                 ------------------------
shall pay to Landlord its pro rata share of the amount of any insurance premium actually billed to or paid by the Landlord incident to such insurance coverage which Landlord may, in its sole discretion, deem necessary or advisable, including but not limited to:

                 (1) Insurance providing for payment of replacement costs against damage by fire, including debris removal, and if required by Landlord, demolition, in an amount at least equal to the replacement cost of the building (above foundation walls), improvements and betterments as from time to time determined by agreement or by appraisal made at the expense of Tenant by an accredited insurance appraiser, approved by Landlord; and

                 (2) Insurance against damage by the hazards now included in the insurance customarily referred to as "All Risks" coverage, in amounts equal to the replacement costs, including debris removal of the property insured, and insurance in such amounts as Landlord may reasonably require against damages by such other hazards as any mortgage lending institution holding a mortgage on the Leased Premises, or mortgage lending institutions generally, may from time to time require in case of similar properties; and

                 (3) Insurance against abatement or loss of rent in case of fire or other casualty similarly insured against, in an amount at least equal to the fixed rent and real estate tax payments to be made by Tenant during one year next ensuing as reasonably determined by Landlord; and

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

                 (4) Plate glass coverage on all building glass in excess of fifty dollars ($50.00); and

                 (5) Broad form boiler and machinery coverage on all equipment and delivery systems for heat, cooling and water for the Leased Premises.

          (e)    Additional Provisions Respecting Insurance.  Tenant shall
                 ------------------------------------------
obtain and keep in force for the benefit of Landlord and Tenant comprehensive liability insurance (including bodily injury and property damage insurance) with limits at least as high as the amounts respectively stated therefor under paragraph 1 (c) (6) of this Lease, or such higher limits in any case as Landlord may reasonably require in case of an increase in risk resulting from Tenant's use and occupancy of the Leased Premises provided, however, that Landlord agrees that Tenant's continued use and occupancy of the Leased Premises in a manner consistent with the uses authorized in paragraph 1 (c) 1 shall not result in any requirements for higher limits as set forth immediately above. Such insurance shall be at the Tenant's sole cost and expense and shall name Landlord as an additional name insured. Insurance shall be written in companies reasonably satisfactory to both parties and in forms customarily in use from time to time in the locality of the Leased Premises. All insurance required to be maintained by Tenant may be maintained by Tenant under a blanket policy covering the Leased Premises and other premises of Tenant and/or its affiliated business organizations. Tenant shall deposit with such mortgage holders as Landlord or such mortgage holders may from time to time require, policies, duplicates or certificates, and shall in all cases furnish Landlord with policies, duplicates or certificates, together with evidence of payment of all premiums thereon, from time to time, as the same become due on issue, renewal or otherwise. All required insurance shall bear an endorsement stating that the same not be altered, amended or canceled unless and until Landlord shall have been given thirty (30) days advance written notice of intention to do so.

          (f)    Waiver of Subrogation.  All insurance, whether or not required,
                 ---------------------
carried by either party with respect to the Leased Premises or occurrences thereon, if either party so requests and such coverage is obtainable, and if it does not result in additional premium or the requesting party agrees to pay any additional premium, shall include either provisions denying to the insurer acquisition by subrogation or rights of recovery against the requesting party to the extent the rights have been waived by the insured prior to occurrence of loss or injury. The requesting party shall be entitled to have duplicates or certificates of the policies containing either provisions. The proceeds of such insurance shall be payable only to Landlord and under no circumstances shall Tenant receive such proceeds directly from the carrier. Each party, notwithstanding any provision of this Lease to the contrary, waives any rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing provisions denying to the insurer acquisition of rights by subrogation reserving, however, any rights with respect to any excess of loss or injury over the amount covered by the insurance.

     5.   Tenant's Covenants.  Tenant agrees during the Term, and so long as
          ------------------
Tenant's occupancy continues:

          (a) To pay when due the fixed rent, additional rent, and all charges by public authority, Landlord, or utility for water, electricity, telephone, gas, sewer, and other services rendered to the Leased Premises and service inspections made therefor, whether called charge, service, tax assessment, fee, or otherwise, and to pay any deposits for utilities required by Landlord or utility provider upon signing this Lease.

          (b) To refrain from committing, or suffering any waste upon the Leased Premises, or any nuisance, or any other act or thing which may disturb quiet enjoyment of any other tenant in the Pickering Creek Industrial Park.

          (c) To make all ordinary repairs as needed (except as provided in Section 6), including without limitation by their inclusion, interior and exterior repainting; replacement of glass injured or broken and of floor and wall covering worn or damaged; keeping exterior windows and doors water tight, and all doors, walls, floors ceilings, plumbing, lighting, heating, air-conditioning, and other utility systems in good operating condition, and good repair. Landlord shall be responsible for any repairs or replacements to the roof or structural elements of the Leased Premises unless such repairs or replacements are necessitated by the abuse, direct or deliberate acts, or negligence of Tenant, it's employees, agents, guests, and invitees in which case Tenant shall be responsible for such repairs or replacements at it's sole cost and expense. In any event, Tenant shall promptly notify Landlord of any leaks or damage to the roof or structural elements of the Leased Premises. Tenant shall notify Landlord in writing should any penetration or additional loads to the roof or walls be contemplated and the same shall not be undertaken without Landlord's prior written approval which shall not be unreasonably withheld. Landlord shall be relieved of any liability for repair to roof, and Tenant shall be liable for repair to roof, if Tenant in any way damages roof during the Term and so long as Tenant's occupancy continues.

          (d) To maintain as presented to Tenant or as modified during the Term, and at all times, all landscaped and planted areas including but not limited to lawns, trees, shrubs, planting beds, storm water facilities and reflecting ponds on the Leased Premises, and to keep in good repair all walks, parking and loading areas thereon, and any sidewalks abutting or contiguous with the Leased Premises, and keep the roadways, walks, parking and loading areas and sidewalks in use clean and free of snow and ice, and the exterior of the Leased Premises neat and clean.

          (e) To make no alterations or additions to the Leased Premises without the prior written consent of Landlord which consent will not be unreasonably withheld or delayed. Tenant further agrees that (i) any alterations or additions to the Leased Premises, excepting movable trade fixtures, shall, at Landlord's option, become part of the realty and belong to Landlord; (ii) any alterations or additions to the Leased Premises made by Tenant (without limitation of Landlord's rights against Tenant in case of alterations or additions made without Landlord's consent), unless designated by Landlord as to be part of the realty and Landlord's property (which designation may be made either in conjunction with Landlord's approval of such alterations or additions being made or any time thereafter, but at least thirty (30) days prior to the expiration of the Term) shall be removed by Tenant and the Leased Premises restored to its previous condition by the expiration of the Lease: Landlord shall have the right to make such alterations as referred to above at Tenant's expense; and if Tenant requests bids for alterations, Landlord shall have the right to meet the lowest bid within thirty (30) days.

          (f) Not to overload or deface the Leased Premises or building, nor permit any use contrary to law, or lawful ordinance, regulation or order of public authority, whether with respect to safety appliances or to alterations, repairs to additions required as a condition for continuance of use, or otherwise.

          (g) Without Landlord's consent, Tenant shall not assign, mortgage, or hypothecate this Lease, or any interest in this Lease, or sublet or otherwise permit the use of the Leased Premises or any part thereof by any person or persons other than Tenant. Any transfer of this Lease from Tenant by merger, consolidation, or liquidation shall constitute an assignment for the purposes of this Lease. Any attempted assignment or subletting without Landlord's consent shall be void and shall at the option of Landlord terminate this Lease. Consent by Landlord to any assignment or subletting shall not release Tenant from its primary liability under the Lease, and Landlord's consent to one assignment, subletting or occupation or use by other parties shall not be deemed a consent to other subleases or assignments or occupation or use by other parties. Upon request by Landlord, Tenant shall promptly reimburse Landlord for reasonable counsel fees and other expenses of reviewing each such assignment, sublease and agreement and in connection with each approval given under this Section (g). Tenant shall remain primarily liable on all Tenant's obligations hereunder notwithstanding any assignments, subleases or approvals.

          (h) To indemnify and save Landlord harmless from any liability or injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and costs in connection therewith, including reasonable counsel fees, arising from any wrongful act or negligence of Tenant, or arising from any use made or thing done on or about the land, Building or the Leased Premises, or otherwise occurring thereon, and not due to wrongful act or negligence of Landlord; and to keep all Tenant's employees working in the Leased Premises covered by Workmen's Compensation insurance furnishing Landlord with certificates thereof. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims and agrees not to assert, at law or in equity or otherwise, any claims or actions against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises or for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises provided said claims or actions are not due to wrongful act or negligence of Landlord, it's agents, employees or invitees.

          (i) To not affix any sign, decoration, notice, equipment or other attachment of any kind or description on or to any part of the outside of the Building without express written permission of Landlord. All signs shall be of such color, size and style and affixed only in such place or places as may be designated by Landlord in its sole and absolute discretion and in accordance with the signage manual as it may exist. The expense for such signs shall be borne by Tenant, except that, Landlord shall, at its cost and expense, place Tenant's name on the lawn mounted identification sign identifying the Building.

          (j) To permit Landlord to make routine periodic inspections of the Leased Premises during reasonable business hours and in emergencies at any time. During the six (6) months prior to expiration of the Term, Landlord shall have access to the Leased Premises to make reasonable inspections thereof, and to show the Leased Premises to prospective purchasers and tenants, and to keep affixed in suitable places, without obstructing Tenant's signs or displays, notices for letting and selling.

          (k) At the expiration or earlier termination of the Term, promptly to yield up, clean and neat, the Leased Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the building, and to remove Tenant's signs, goods and any machinery, trade fixtures and equipment used in the conduct of Tenant's business not servicing the building, and to repair any damage caused by such removal and restore the Leased Premises to its previous condition, prior to Tenant's occupancy, reasonable wear and tear excepted.

     6.   Damage by fire or other Casualty.
          --------------------------------

          (a) In the event of damage or destruction to the Leased Premises, Tenant shall provide immediate notice thereof to Landlord, and

                 (i) if such damage or destruction is caused by the act or omission of Tenant or its agents, employees, contractors or invitees, Tenant shall promptly repair or restore any such damage or destruction, and

                 (ii) with respect to any other damage or destruction, Landlord shall undertake to make repairs and restorations as and to the extent provided below, unless this Lease shall be terminated by Landlord or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

          (b) With respect to casualty damage not caused by the act or omission of Landlord, its agents, employees, contractors or invitees, if

                 (i) the damage is of such nature or extent, in Landlord's good faith judgment, more than ninety (90) consecutive days would be required to repair and restore the part of the Leased Premises which have been damaged, or

                 (ii) the Leased Premises or the rest of the Building is so damaged that, in Landlord's reasonable judgment, it is uneconomic to restore or repair the Leased Premises, Landlord shall so advise Tenant promptly; and either Landlord or Tenant, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other as of the date specified in such notice, which shall be no later than thirty (30) days after the date of such notice.

          (c) In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this paragraph and if sufficient insurance proceeds are available to Landlord for the repair and restoration of the Leased Premises, Landlord shall proceed promptly and diligently to restore the Leased Premises to substantially its condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Tenant or any other tenant may have installed unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

          (d) In the case of casualty loss to the Leased Premises not caused by the negligence or other tortious acts of Tenant, its agents, employees or invitees, and which is of a nature or extent that Tenant's continued occupancy is substantially impaired, in Tenant's reasonable judgment, the rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment as determined by Landlord.

     7.   (a)    Eminent Domain.  In the event that the whole of the Leased
                 --------------
Premises are condemned by the exercise of eminent domain, this Lease shall terminate as of the date on which Tenant is required by the condemnor to vacate the Leased Premises and there shall be no further liability upon Landlord or Tenant hereunder. If only a portion of the Leased Premises is condemned which
(1) reduces the floor area of the building by more than 20 percent, or (2) renders the portion of the Leased Premises not taken unsuitable in Tenant's reasonable judgment for the conduct of Tenant's business, Tenant may, if it shall so elect, terminate this Lease as of the date on which Tenant is required by condemnor to vacate the Leased Premises by giving Landlord written notice of the exercise of such election not less than 20 days prior to such vacation date. If after exercise of eminent domain this Lease is not terminated, Landlord shall do such work as may be reasonably necessary to restore the remainder of the Leased Premises to tenable condition for Tenant's uses, but shall not be required to expend for restoration more than the balances of damages Landlord received for the condemnation and reasonably has available for restoration. The work shall be commenced promptly after the date when Tenant is required by the condemnor to vacate the Leased Premises taken and completed with due diligence, except for delays due to governmental regulations, acts of God, unusual scarcity of or inability to obtain labor or materials, labor disputes, or other causes beyond Landlord's control. If the balance of damages available for restoration exceeds the cost of restoration, the excess shall be retained by and be the property of the Landlord. Tenant shall have the right to continue the Lease of the Leased Premises remaining after condemnation with a mutually acceptable abatement of rent covering the portion of premises which are taken by condemnation.

          (b)    Payment of Damages.  No condemnation or condemnation award
                 ------------------
shall prejudice the rights of either Landlord or Tenant to recover compensation from the condemning authority.

     8.   Remedies of Landlord.  If the Tenant:
          --------------------

          (a) Fails to pay in full, when due, any and all installment of rent, additional rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent, additional rent and/or any other charge, expense, or cost herein agreed to be paid by the Tenant, and such failure is not cured within fifteen (15) days after written notice from Landlord to Tenant of such failure; or

          (b) Violates or fails to perform or otherwise breaks any covenant or agreement (other than those covered in 8(a) above), and such failure or violation is not cured within fifteen (15) days after written notice from Landlord to Tenant of such failure or violation, or in the case of a failure or violation which cannot be cured within said thirty (30) day period, the Tenant has not commenced to cure such failure or violation within the thirty (30) day period or has not diligently pursued the completion of such cure and such cure is not completed within sixty (60) days after the aforesaid notice; or

          (c) Vacates the Leased Premises without first having paid and satisfied the Landlord in full for all rent, additional rent and other charges then due or that may thereafter become due until the expiration of the then current term, as set forth herein; or,

          (d) Becomes insolvent, makes an assignment for the benefit of creditors, if a petition in bankruptcy is filed by or against the Tenant, or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Tenant, of if the real or personal property of the Tenant shall be sold or levied upon by a Sheriff, Marshall or Constable, provided, however, the provisions of this paragraph shall not constitute a default if such proceedings are dismissed or disposed of within sixty (60) days after the date of such filings;

     Then, upon written election, but without entry or other action, Landlord shall have the right to:

                 (1) Accelerate and collect the rent and additional rent for the entire unexpired balance of the Term of this Lease and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent or additional rent; all other charges, payments, costs and expenses herein agreed to be paid by the Tenant or at the option of Landlord any part of the rent and additional rent and other charges, payments, costs and expenses; all costs and officers' commissions; watchman's' wages; the five (5%) percent chargeable by Act of Assembly; and reasonable attorney's fees incurred or to be incurred to Landlord, shall, in addition to any and all installments of rent and additional rent, already due and payable and in arrears and/or other charge or payment herein reserved, included or agreed to be treated or collected as rent, additional rent and/or any other charge, expense or cost herein agreed to be paid by the Tenant which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this Lease, the whole balance of unpaid rent, additional rent and other charges, payments, taxes, costs, and expenses were on that date payable in advance.

                 (2) Accelerate and collect and receive from any assignee or sub-tenant the rents and additional rent or other charges reserved herein as rent and additional rent due by such assignee of subleasee and apply the same to the rent and additional rent due hereunder. Receipt of such sums by Landlord shall in no way affect Tenant's obligations to pay any unpaid balance of rent and additional rent due hereunder. No payment by sub-tenant to assignor shall give such sub-tenant or assignor any rights greater than those existing between Landlord and Tenant.

                 (3) Terminate this Lease without any right on the part of the Tenant to save the forfeiture by payment of any sum due by other performance of any condition, term or covenant broken; whereupon, Landlord shall be entitled to recover damages for such breach in an amount of rent and additional rent reserved for the balance of the term of this Lease, less the fair rental value of the said demised premises, for the residue of said term.

                 (4) Terminate Tenant's right of continued possession of the Leased Premises and, from time to time, without terminating this Lease and without prejudice to any right of Landlord under this Lease, to relet the Leased Premises or any part thereof for the account and in the name of Tenant, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Leased Premises deemed by Landlord to be necessary in conjunction with such reletting; and Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making such alterations and repairs. Rents received by Landlord from such reletting may be applied first, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; second, to the payment of the cost of any alterations and repairs to the Leased Premises necessary to return the Leased Premises to good condition, normal wear and tear excepted, for uses permitted by this Lease and the cost of storing any of Tenant's property left on the Leased Premises at the time of reletting; third, to the payment of rent and additional rent due and unpaid hereunder; the residue, if any, shall be held by Landlord and applied in payment of future rent and additional rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the Lease Term shall be paid to Tenant. Should such rents received from time to time form such reletting during any month be less than that amount which this Lease requires be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Leased Premises by Landlord pursuant to this subparagraph shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction; and notwithstanding any such reletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach provided it has not been cured.

     9.   Further Remedies of Landlord.
          ----------------------------

                            Intentionally omitted.

     10.  CONFESSION OF JUDGMENT.
          ----------------------

          (a)    CONFESSION OF JUDGMENT FOR PAYMENT.
                 ----------------------------------

                            Intentionally Omitted.

          (b) FOR POSSESSION. WHEN THIS LEASE AND THE TERM THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT HEREUNDER, OR WHEN THE TERM HEREBY CREATED SHALL HAVE EXPIRED, OR WHEN TENANT'S RIGHT TO POSSESSION OF THE LEASED PREMISES SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT HEREUNDER, IT SHALL BE LAWFUL FOR ANY ATTORNEY TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND TO CONFESS JUDGMENT AGAINST TENANT AND AGAINST ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE LEASED PREMISES, FOR WHICH THIS LEASE SHALL BE A SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, TENANT HEREBY RELEASING AND AGREEING TO RELEASE LANDLORD FROM ALL PROCEDURAL DEFECTS AND ERRORS IN ENTERING SUCH ACTION OR JUDGMENT OR IN CAUSING SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDINGS THEREON OR CONCERNING THE SAME, PROVIDED THAT LANDLORD SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE ON LANDLORD'S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS LEASE, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE. IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE LEASED PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTION OR ACTIONS TO RECOVER THE POSSESSION OF THE LEASED PREMISES AND CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE LEASED PREMISES AS HEREINBEFORE PROVIDED.

     11.  Waivers by Tenant of Errors, Right of Appeal, Stay Exemption,
          -------------------------------------------------------------
Inquisition.
- ------------

                            Intentionally Omitted.

     12.  Right of Assignee of Landlord.
          -----------------------------

                            Intentionally Omitted.

     13.  Remedies Cumulative.  All of the remedies hereinbefore given to
          -------------------
Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Leased Premises shall deprive Landlord of any of its remedies or actions against the Tenant for rent and/or additional rent then due, or rent and/or additional rent which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time of which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent and/or additional rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent and/or additional rent be construed as a waiver of the right to obtain possession of the Leased Premises.

     14.  Miscellaneous Provisions.
          ------------------------

          (a)    Requirements of Landlord's Mortgage.  Tenant agrees to
                 -----------------------------------
cooperate with Landlord with respect to the requirements of Landlord's mortgage and to execute such documents as Landlord's mortgagee, Landlord's mortgage and Landlord may require respecting the status of this Lease and the Leased Premises.

          (b)    Waiver.  No consent or waiver, express or implied, by
                 ------
Landlord or Tenant to or of any breach of any agreement or duty to the other shall be construed as a consent or waiver of any other breach of the same or any other agreement or duty.

          (c)    Approval or Consent.  Whenever any approval or consent by
                 -------------------
Landlord or Tenant is expressly required by this Lease, the approval or consent shall not be withheld unreasonably.

          (d)    Notices.  Whenever any notice, approval, consent or request
                 -------
is given pursuant to this Lease, it shall be in writing. Communications and payments, unless otherwise specified by fifteen (15) days prior written notice, from the recipient or payee shall be addressed to the party's address stated in paragraph 1 (c), (3), (4) and (5). All notices to Tenant shall be sent to both addresses provided for in paragraph 1 (c) 4 and 1 (c) 5 with a copy to Keith Mullin, Esquire, 1400 Post Oak Boulevard, Suite 400, Houston, Texas 77056. Any communication so addressed shall be deemed duly served if posted by registered or certified mail, with sufficient postage prepaid, return receipt requested. If Landlord by notice to Tenant at any time designates an agent to receive payments or notices, all payments or notices from Tenant to Landlord shall be sent to said agent until such time as Tenant shall have received from Landlord written notice of Landlord's termination of such agency.

          (e)    Cost and Expense.  Wherever provision is made in this Lease
                 ----------------
for the doing of any act by any person, it is understood and agreed that said act shall be done by such person at its own cost and expense unless a contrary intent is expressed.

          (f)    Binding Nature.  Subject to Article 5 (g), the terms and
                 --------------
provisions of this Lease shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant, provided that, in any event, Landlord's liability hereunder shall be limited to Landlord's title or interest in the Building and Leased Premises.

          (g)    Time as Essence.  The time of payment for rent and all other
                 ---------------
times referred to for the performance of any obligation of this Agreement are hereby agreed to be of the essence of this Agreement.

     15.  Law Governing - Interpretation.  This Lease shall be governed by and
          ------------------------------
interpreted in accordance with the law of the Commonwealth of Pennsylvania. If any provisions of this Lease or the application of any provision to any person or any circumstances shall be determined to be invalid or unenforceable, then such determination shall not affect any other provisions of this Lease or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. If any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, the construction of which would render the provision valid shall prevail.

     16. Landlord's Right to Cure.  If Tenant shall default in the performance
         ------------------------
or observance of any agreement or condition in this Lease other than an obligation to pay money, and shall not cure such default within thirty (30) days after notice from Landlord specifying the default, Landlord may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter, cure such default for the account of Tenant and Tenant agrees to reimburse Landlord therefor or save Landlord harmless therefrom; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Tenant, if the curing of such default prior to the expiration of said waiting period but after notice to Tenant, is reasonably necessary to protect the real estate or Landlord's property. If Tenant shall fail upon demand to reimburse Landlord for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due hereunder.

     17.  Liability of Landlord. The term "Landlord" as used in this Lease
          ---------------------
means the fee owner of the Leased Premises from time to time or, if different, the party from time to time holding and exercising the right as against all others to possession of the Leased Premises. Landlord represents that it is the holder of such right as of the date hereof. In the event of a voluntary or involuntary transfer of such ownership or right to a successor in interest of Landlord, Landlord shall be discharged and relieved of all liability and obligations hereunder which shall thereafter accrue and Tenant shall look solely to such successor in interest for the performance of the covenants and obligations of Landlord hereunder which shall thereafter accrue. The liability of Landlord and its successor in interest under or with respect to this Lease shall be strictly limited to and enforceable only out of its or their interest in the Leased Premises and shall not be enforceable out of any other assets. Landlord agrees that any conveyance of the Leased Premises will be made under and subject to this Lease.

     18.  Broker.  Tenant represents that it has dealt with no Realtors, brokers
          ------
or agents, other than Promark Realty Group in connection with the negotiation of this Lease and the renting of the Leased Premises hereunder. Should any claim be made for brokerage commissions, other than by Promark Realty Group, through or as a result of dealings of Tenant or its agents or representatives, Tenant shall indemnify and hold Landlord harmless against any liability in connection therewith. Landlord shall pay commissions to brokers including Promark Realty Group only pursuant to separate written agreements between Landlord and such brokers.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant, by their duly authorized officers, have executed this Lease Agreement as of the date first above written.

                                        Landlord:
                                        PICKERING ACQUISITION
ASSOCIATES
                                        By its General Partner as follows:
                                        PBS PROPERTIES, LTD.
                                        By its Sole General Partner as follows:
Attest:                                 PBS PROPERTIES, INC.



/s/ David M. Boucher                    /s/ Peter O. Schultz
- ---------------------------             ----------------------------------------
David M. Boucher, Secretary             Peter O. Schultz, President



Attest:                                 Tenant:
                                        FUTRONIX CORPORATION


By:____________________________         By:/s/ T.M. Hunt
                                           -------------------------------------
Title:                                  Title:  President

                          ADDENDUM TO LEASE AGREEMENT
                          ---------------------------

     THIS ADDENDUM TO LEASE AGREEMENT made by and between Pickering Acquisition Associates (hereinafter called "Landlord") and Futronix Corporation (hereinafter called "Tenant").

     19.  Improvements To Leased Premises.
          -------------------------------
          (a) Landlord shall improve the Leased Premises as provided for in accordance with the plan more particularly described in Exhibit C to be attached hereto and made a part hereof (the "Tenant Improvement Plan") and the improvements to be made pursuant thereto, (the "Improvements"). The Improvements shall include the following:

     (i) renovation of office area in accordance with the Tenant Improvement Plan to include the removal of existing interior walls and interior doors, close existing openings in walls, reattach ceiling and related work;

     (ii)   repaint renovated office area;

     (iii)  recarpet renovated office area; and

     (iv) install necessary hardware and fixtures to create one handicapped accessible restroom.

In addition to the Improvements outlined above, the Leased Premises will be fully cleaned prior to occupancy by Tenant and all mechanical systems will be properly serviced. The Improvements contemplated hereby shall be completed by Landlord at it's sole cost and expense prior to May 1, 1995.

     20.  Option to Extend Term.  Tenant shall have the option to extend the
          ---------------------
Term of this Lease for an additional period of three (3) years (such additional period, the "Extension Period") provided that (a) there is not in existence at the expiration of the initial Term of this Lease an event of the default hereunder or event or circumstance which, with the giving of notice or the passage of time or both would constitute a default hereunder and (b) Tenant gives Landlord written notice of its intent to exercise such option at least One Hundred Eighty (180) days prior to the expiration of the initial Term (the "Option Notice"). During the Extension Period all other terms, conditions and provisions of this Lease, except rent as provided for below, and as otherwise contained in this Addendum, shall be applicable. In the event Tenant fails to give the Option Notice to Landlord as aforesaid, this Lease and all of Tenant's rights to possession of the Leased Premises hereunder shall expire at midnight on the last day of the initial Term. During each of the first two years of the Extension Period, Tenant shall pay an annual fixed rent of One Hundred Seventeen Thousand Nine Hundred Sixty Dollars ($117,960) in equal monthly installments of Nine Thousand Eight Hundred Thirty Dollars ($9,830) as well as additional rent required to be paid during the initial Term of this Lease, all at the times and places provided for during the initial Term. The amount of annual fixed rent payable during the third year of the Extension Period shall be calculated as set forth in paragraph 21 below.

     21.  Rental Adjustment.  Commencing on the first day of (i) the third
          -----------------
year of the initial Term of this Lease, (ii) the third year of the Extension Period of this Lease, and (iii) any Renewal Period (as hereafter defined) (any a "Rent Adjustment Date") and continuing until the expiration thereof, the annual fixed rent shall be an amount equal to the product obtained by multiplying (i) the annual fixed rental during the first year of the initial Term ($104,400) with respect to the rent payable during the third year of the initial Term, and (ii) the annual fixed rent during the first year of the Extension Period ($117,960) with respect to the rent payable during the third year of theExtension Period or any Renewal Period (as hereafter defined) , by a fraction, the numerator of which shall be the Consumer Price Index (Consumer Price Index for Urban Wage Earners and Clerical Workers US City Average Rent Series C-1 (1982-1984 = 100) as published by the United States Department of Labor) for the fourth month prior to the applicable Rent Adjustment Date and the denominator of which shall be the same index for (i) the month of February 1995 with respect to the rent payable during the third year of the initial Term or (ii) the month of February 1998, with respect to the rent payable during the Extension Period or any Renewal Period, except that the annual fixed rent as adjusted during the initial Term, Extension Period or any Renewal Period shall increase not less than 3% per year nor more than 5% per year. In the event the Department of Labor changes the base period used in computing the aforesaid index, an adjustment shall be made to reflect the intent of the parties hereto to provide for rental increases which relate to United States governmental financial indices. If, for any reason, the aforesaid index shall be discontinued, another appropriate financial index published by a United States governmental agency or by a reputable financial institution shall be used. If the parties cannot mutually agree upon a financial index to be used, the same shall be determined by the chairman of the Department of Economics, West Chester University, West Chester, PA.,

     22.  Termination; Renewal.  In the event Tenant exercises its option to
          --------------------
extend the initial Term of this Lease pursuant to paragraph 21 above, and the Term is so extended, the Term of this Lease shall be further extended for successive one (1) year periods (each, a "Renewal Period") upon the same terms, conditions and provisions in force immediately prior to the end of the

Extension Period or the then current Renewal Period (except for the amount of rent which shall be calculated as set forth in paragraph 21 above), unless and until, at least 180 days prior to the end of the Extension Period or the then current Renewal Period, as the case may be, Landlord or Tenant gives the other party written notice that it intends to terminate this Lease upon the expiration of the Extension Period or the then current Renewal Period. Notwithstanding any termination of this Lease, Tenant and Landlord acknowledge and agree that all payment and performance obligations that, by their nature, are intended to survive any such termination shall survive until paid or performed in full by the applicable party.

     23.  Tenant's Option to Purchase.  Tenant shall have a one time option to
          ---------------------------
purchase the property known as 216 Philips Road (Tax Parcel #33-5 20.8) including the Building and all other improvements located thereon, (the "Property"), for a purchase price of $1,800,000 payable in cash at closing (the "Purchase Option"). The Terms and conditions of the sale, including but not limited to responsibility for the payment for surveys, title reports and other closing costs, as well as real estate tax and rent adjustment will be those that are customary for the sale of industrial properties in Uwchlan Township, Chester County, Pennsylvania. Tenant may only exercise the Purchase Option by giving written notice received by Landlord before midnight September 1, 1995 (the "Option Notice") and by completing the purchase before midnight on December 1, 1995 (the "Closing Date"). In the event Tenant fails to give the Option Notice in the manner and by the time specified in this paragraph or fails to complete closing by the Closing Date, the Purchase Option shall expire and be of no further force and effect. Upon the request of Landlord from time to time during the Term of this Lease, Tenant agrees to provide landlord with a written certification (a) stating that the Purchase Option has or has not been exercised or has or has not expired, as the case may be, (b) confirming the purchase price payable pursuant to the Purchase Option, (c) acknowledging that the purchase of the Property will be under and subject to any and all mortgages of record on the date the Property is to be conveyed to Tenant unless the same have been satisfied in full by Landlord and/or (d) agreeing to pay the proceeds of the Purchase Option to any mortgagee of record on the date the Property is to be conveyed to Tenant in satisfaction of such mortgagee's lien against the Property. Notwithstanding anything to the contrary contained herein, any termination of this Lease shall also act as a termination of the Purchase Option without any further act on the part of Landlord or the acknowledgment of such termination by Tenant.

     24.  Additional Rent.
          ---------------

          a. Tenant shall, notwithstanding the provisions of paragraph 4d, pay or reimburse Landlord, as additional rent, the actual charges or costs for insurance actually billed to or paid by Landlord as provided for in paragraph 4d of the Lease except that the costs paid by Tenant to Landlord shall not exceed ($3,000) during each of the first two years of the initial Term of this Lease and ($3,150) during the third year of the initial Term of this Lease. Costs or charges for insurance during the Extension Period or any Renewal Period shall be based on actual charges incurred by Landlord relating to the Leased Premises without limitation.

          b. Tenant shall, not withstanding the provisions of paragraph 5d, pay or reimburse Landlord, as additional rent, the actual charges or costs for exterior maintenance which shall include the maintenance of all landscaped and planted areas, including but not limited to lawns, trees, shrubs, planting beds and storm water facilities on the Leased Premises and snow removal including but not limited to walkways, parking areas, loading areas and roadways on the

Leased Premises except that the costs paid by Tenant shall not exceed ($5,300) per year during each of the first two years of the initial Term of this Lease and ($5,565) during the third year of the initial Term of this Lease. Costs or charges for exterior maintenance during the Extension Period or any Renewal Period shall be based on actual charges incurred by Landlord relating to the Leased Premises without limitation.

     25.  Tenant's Prorata Share.  For purposes of this Lease, Tenant's "Prorata
          ----------------------
Share" shall be 64.3%, determined by dividing the rentable area of the Leased Premises, being 25,100 square feet, by the total rental area of the building, being 39,037 square feet.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant, by their duly authorized officers, have executed this Addendum to Lease Agreement as of the date first above written.


                                        PICKERING ACQUISITION ASSOCIATES
                                        By its General Partner as follows:
                                        PBS PROPERTIES, LTD.
                                        By its Sole General Partner as follows:
Attest:                                 PBS PROPERTIES, INC.

/s/ David M. Boucher                    /s/ Peter O. Schultz
- ---------------------------             ---------------------------------------
David M. Boucher, Secretary             Peter O. Schultz, President



Attest:                                 Tenant:
                                        FUTRONIX CORPORATION


By:____________________________         By:/s/ T.M. Hunt
                                           ------------------------------------
Title:                                  Title: President